Filed pursuant to 497(e)
File Nos. 002-80751 and 811-03618

BRIGHTHOUSE FUNDS TRUST II

SUPPLEMENT DATED JANUARY 14, 2021

TO THE

PROSPECTUS DATED MAY 1, 2020

BRIGHTHOUSE/ARTISAN MID CAP VALUE PORTFOLIO

James C. Kieffer no longer serves as portfolio manager of the Brighthouse/Artisan Mid Cap Value Portfolio (the “Portfolio”), a series of Brighthouse Funds Trust II. The following changes are made to the prospectus of the Portfolio.

In the Portfolio Summary, the subsection entitled “Portfolio Managers” of the section entitled “Management” is deleted in its entirety and replaced with the following:

Portfolio Managers. Thomas A. Reynolds IV, a Managing Director of Artisan Partners, has co-managed the Portfolio since 2017. Daniel L. Kane has co-managed the Portfolio since 2013. Craig Inman has co-managed the Portfolio since February 2019.

In the section entitled “Additional Information About Management – The Subadviser,” the fifth paragraph is deleted in its entirety and replaced with the following:

Thomas A. Reynolds IV, Daniel L. Kane and Craig Inman co-manage the Portfolio. Mr. Reynolds is a Managing Director of Artisan Partners and has been employed by Artisan Partners since 2017. Prior to joining Artisan Partners, Mr. Reynolds was a portfolio manager for Perkins Investment Management at Janus Henderson from 2013 to 2017. He joined Perkins as an analyst in 2009. Mr. Kane joined Artisan Partners in 2008 as an analyst. Mr. Inman joined Artisan Partners in 2012 as an analyst working on the U.S. Value team.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE PROSPECTUS FOR FUTURE REFERENCE